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                                                             EXHIBIT 23(a)

    CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                     -----------------


KV Pharmaceutical Company
St. Louis, Missouri


       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Numbers 2-56793,
2-76173, 33-36400, 33-44927 and 333-199) of our report dated July 12,
1996, relating to the consolidated financial statements of KV Pharmaceutical Company appearing in the Company's Annual
Report on Form 10-K for the year ended March 31, 1996.


                                   BDO SEIDMAN, LLP

St. Louis, Missouri
July 12, 1996